SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 3, 2007
                                                         ----------------


                         United Financial Bancorp, Inc.
                         ------------------------------
             (Exact name of registrant as specified in its charter)


          Maryland                   333-144245                  74-3242562
----------------------------   -----------------------       ------------------
(State or other jurisdiction    (Commission File No.)        (I.R.S. Employer
      of incorporation)                                      Identification No.)


                                  95 Elm Street
                          West Springfield, Massachusetts               01089
                          -------------------------------               -----
                      (Address of principal executive office)         (Zip code)

Registrant's telephone number, including area code:  (413) 787-1700
                                                     --------------



                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4 (c))

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Item 8.01         Other Events.
                  -------------

     On December 3, 2007, United Financial Bancorp, Inc., a Maryland corporation ("United Financial-Maryland" or the "Company"), completed the "second-step" conversion of United Bank (the "Bank") from the mutual holding company structure to the stock holding company structure (the "Conversion") pursuant to a Plan of Conversion and Reorganization, as amended (the "Plan"). Upon completion of the Conversion, United Financial-Maryland became the holding company for the Bank and owns all of the issued and outstanding shares of the Bank's common stock. In connection with the Conversion, 9,564,570 shares of common stock, par value $0.01 per share, of United Financial-Maryland ("Common Stock") were sold in subscription, community and syndicated community offerings to certain depositors of the Bank and other investors for $10.00 per share, or $95.6 million in the aggregate (the "Offerings"), and 8,199,797 shares of United Financial-Maryland Common Stock were issued in exchange for the outstanding shares of common stock of United Financial Bancorp, Inc., the former federal mid-tier holding company for the Bank ("United Financial-Federal"), held by the "public" shareholders of United Financial-Federal (all shareholders except United Mutual Holding Company). Each share of common stock of United Financial-Federal was converted into the right to receive 1.04079 shares of United Financial-Maryland Common Stock in the Conversion.

     The issuance of the United Financial-Maryland Common Stock in the Offerings and the Conversion was registered under the Securities Act of 1933, as amended, pursuant to a registration statement on Form S-1 (File No. 333-144245) (the "Registration Statement") filed by the Company with the Securities and Exchange Commission ("SEC") on June 29, 2007, as amended, and declared effective by the SEC on October 12, 2007.

     The  United  Financial-Maryland  Common  Stock is deemed  registered  under
Section 12(b) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), as the successor to United Financial-Federal pursuant to subsection (a) of Rule 12g-3 promulgated under the Exchange Act. The United Financial-Maryland Common Stock has been approved for listing on the Global Select Market of The NASDAQ Stock Market LLC commencing on December 4, 2007. For the initial 20 trading days, the United Financial-Maryland Common Stock will trade under the symbol "UBNKD." After the initial 20 trading days, the trading symbol for the United Financial-Maryland Common Stock will be "UBNK." The description of the United Financial-Maryland Common Stock set forth under the heading "Description of Capital Stock of United Financial-Maryland Following the Conversion" in the Prospectus included in the Registration Statement is incorporated herein by reference.

     For additional information, reference is made to the press release of United Financial-Maryland, dated December 3, 2007, included as Exhibit 99.1 and incorporated herein by reference.

Item 9.01.        Financial Statements and Exhibits.
                  ----------------------------------

(a) Not Applicable.

(b) Not Applicable.

(c) Not Applicable.

(d) Exhibits.

    Exhibit No.      Description
    -----------      -----------

       2.1           Plan of Conversion and Reorganization, as amended*
       99.1          Press Release, dated December 3, 2007
       99.2          Prospectus of United Financial Bancorp, Inc.*

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*        Incorporated by reference from the Registration Statement on Form S-1
         (File No. 333-144245) filed with the Securities and Exchange Commission on June 29, 2007, as amended.








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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                      UNITED FINANCIAL BANCORP, INC.


DATE:  December 3, 2007               By:  /s/ Richard B. Collins
       ----------------                    -------------------------------------
                                           Richard B. Collins
                                           President and Chief Executive Officer